UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

References in this Current Report on Form 8-K, or this Current Report, to “the Company,” “IMI,” “Iron Mountain,” “we,” “us” or “our” include Iron Mountain Incorporated, a Delaware corporation, and its predecessor, as applicable, and its consolidated subsidiaries, unless the context indicates otherwise.

Item 8.01.  Other Events.

As a result of a realignment in senior management reporting structure during the first quarter of 2015, we modified our internal financial reporting to better align internal reporting with how we manage our business. These modifications resulted in the separation of our former International Business segment into two unique reportable operating segments, which we refer to as (1) Western European Business segment and (2) Other International Business segment. Additionally, during the first quarter of 2015, we reassessed the nature of certain costs which were previously being allocated to the North American Records and Information Management Business and North American Data Management Business segments. As a result of this reassessment, we determined that certain product management functions, which were previously being performed to solely benefit our North American operating segments, are now being performed in a manner that benefits the enterprise as a whole. Accordingly, the costs associated with these product management functions are now included within the Corporate and Other Business segment. Previously reported segment information has been restated.

Item 9.01.  Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this Current Report are restated versions of Items 1, 2, 6, 7 and 15 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015, or our Original Annual Report, which reflect only the changes associated with the presentation of segment reporting discussed above. All other Items of our Original Annual Report remain unchanged. This Current Report should be read in conjunction with the portions of our Original Annual Report that have not been updated herein.

(d)                                 Exhibits

Exhibit No.	Exhibit
23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith.)
99.1	Updates to our Original Annual Report for the year ended December 31, 2014. (Filed herewith.)
Part I. Item 1. Business.
Part I. Item 2. Properties.
Part II. Item 6. Selected Financial Data.
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Part IV. Item 15. Exhibits and Financial Statement Schedules.
101

The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated May 7, 2015 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and in detail. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED
By:	/s/ RODERICK DAY Roderick Day Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 7, 2015

Exhibit Index

Exhibit No.	Exhibit
23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith.)
99.1	Updates to our Original Annual Report for the year ended December 31, 2014. (Filed herewith.)
Part I. Item 1. Business.
Part I. Item 2. Properties.
Part II. Item 6. Selected Financial Data.
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Part IV. Item 15. Exhibits and Financial Statement Schedules.
101

The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated May 7, 2015 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and in detail. (Filed herewith.)